Exhibit 99.1

Forge Nano, U.S. Advanced Manufacturing Leader for AI-Era Chips and Defense Batteries, to List on NASDAQ through Merger with Archimedes Tech SPAC Partners II Co.

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Advanced Manufacturing Platform Supporting Critical Industries: U.S. advanced manufacturing company enabling next-generation semiconductors and batteries through its proprietary Atomic Layer Deposition (“ALD”) nanocoating platform, backed by 200+ patents and a combination of LOIs, pipeline of $2B+, $84M binding off-take agreements

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Multi-Phase Growth Plan with Significant Scale Opportunity: A three-phase growth plan targeting an estimated $359 billion+ expected addressable market by 2034, supported by Tier-1 strategic battery partnership and a $100 million U.S. Department of Energy grant

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Validated by Global Industry Leaders and Policy Tailwinds: Strategic equity investors include GM Ventures, Hanwha Aerospace, Volkswagen, Air Liquide and LG Technology Ventures. Forge Nano technology already deployed in Spire Global satellites launched via SpaceX, with a 2028 legislative mandate that prohibits U.S. defense procurement of foreign-made battery cells, further catalyzing defense market opportunities

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Value-Creating Transaction: Business combination implies a $1.2 billion pre-money equity valuation, providing an attractive entry point alongside strategic investors and capital to expand U.S. semiconductor tool and battery production into additional high-growth markets

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Capital Support: With ~$182 million of committed capital raised from the PIPE and Series D, the minimum cash condition has been satisfied, and the transaction is expected to close in the second half of 2026

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Upcoming Webcast: Forge Nano and Archimedes Tech SPAC Partners II Co. to host webcast and conference call on Tuesday, April 28 at 2:00 pm ET to discuss proposed transaction and review investor presentation

DENVER & NEW YORK – Tuesday, April 21, 2026 – Forge Nano, Inc. (“Forge Nano” or the “Company”), a leading U.S. based semiconductor equipment and advanced materials company pioneering Atomic Layer Deposition (“ALD”) technology for artificial intelligence (“AI”)-era chip manufacturing and defense battery applications, and Archimedes Tech SPAC Partners II Co. (“Archimedes II”) (NASDAQ: ATII), a publicly traded special purpose acquisition company, announced today that they have entered into a definitive business combination agreement (“Transaction”) that would result in Forge Nano becoming a publicly listed company. Upon closing of the Transaction, the combined company will operate as Forge Nano, Inc. and its common stock and warrants are expected to trade on NASDAQ under the new ticker symbol “NANO” and “NANOW” respectively. The Company will continue to be led by Forge Nano’s existing management team, which brings deep technological and manufacturing experience.

The Transaction values Forge Nano at approximately $1.2 billion on a pre-money, pre-merger basis. The Transaction also includes $100 million in new capital committed in a private placement of common stock and warrants (the "PIPE"). Archimedes II currently holds approximately $242 million in cash in trust (subject to redemption). Assuming no redemptions, the Transaction would result in a total equity value of approximately $1.595 billion.

The Transaction comes on the heels of Forge Nano’s Series D funding round with $82.2 million funded and committed to date.

COMPANY AND ANNOUNCEMENT HIGHLIGHTS

Vertically Integrated Advanced Manufacturing Platform: With fourteen years of technology development and over a decade of commercial sales, Forge Nano develops and produces high-performance materials and devices using its proprietary Atomic Armor™ ALD nanocoating platform technology. The company manufactures both ALD nanocoating equipment and lithium-ion batteries in the U.S., using a predominantly domestic supply chain to serve critical industries including energy, defense and high-performance manufacturing.

Atomic-Level Performance Across Industries: Forge Nano’s Atomic Armor™ platform technology applies ultra-thin, conformal coatings at the atomic level to produce more robust batteries for defense applications, mitigate AI chip yield production loss and improve new high growth verticals all while integrating into existing manufacturing processes.

Strategic Market Position: Forge Nano operates at the intersection of semiconductor equipment and lithium-ion batteries, targeting an estimated $359 billion+ total addressable market by 2034 and leveraging a growing pipeline of current and potential customers.

Backed by Strategic Investors and U.S. Government: Strategic investors include Volkswagen, Air Liquide, Hanwha Aerospace, GM Ventures and LG Technology Ventures, with additional validation through a $100 million U.S. Department of Energy grant.

Use of Funds: Capital is expected to be used to scale U.S. manufacturing of semiconductor tools and lithium-ion batteries and to support expansion into high-growth markets such as pharmaceuticals, data centers and quantum computing.

MANAGEMENT COMMENTS

“Over the past decade, we have built a differentiated platform and established commercial traction across semiconductor and energy storage markets,” said Paul Lichty, Co-Founder and Chief Executive Officer of Forge Nano. “Domestic manufacturing of critical technologies is increasingly important to energy security and technology leadership, and our Atomic Armor™ platform is designed to improve performance and durability at the material level across applications ranging from lithium-ion batteries to advanced semiconductors. This transaction is expected to provide Forge Nano with the capital and market visibility to accelerate the next phase of our growth as we expand U.S. manufacturing of our nanocoating systems and lithium-ion batteries, deepen our role in the domestic battery supply chain and continue scaling the platform across additional industries.”

Long Long, Chief Executive Officer at Archimedes II, added, “Forge Nano has developed a unique manufacturing technology with real commercial applications in two of the most important industrial markets today: semiconductors and energy storage. The Company combines a large patent portfolio, strategic industry partners and a growing domestic manufacturing footprint. We believe Forge Nano is well positioned to scale its platform and look forward to supporting the team as they enter the public markets.”

TRANSACTION OVERVIEW

The business combination values Forge Nano at a pre-money, pre-merger equity of $1.2 billion. Additionally, the agreement includes a non-transferable earnout entitling holders to potential additional payments of up to $900 million in shares of the combined company tied to three specific trading price and revenue milestones. In addition to the $82.5 million in Series D financing, the Transaction could provide up to $342 million gross proceeds to Forge Nano, including:

●	$242 million of cash held in the Archimedes II trust account as of April 9, 2026 (assuming no redemptions); and
●	$100 million in capital committed by a leading fundamental institutional investor (assuming that the investor does not use any of this amount to instead buy SPAC shares in open market transactions).

Proceeds from the Transaction are expected to:

●	Expand the production capacity of both semiconductor tools and battery cells;
●	Accelerate Forge Nano’s technology and product roadmap;
●	Expand into new verticals such as pharmaceuticals, data centers and quantum computing; and
●	Scale customer adoption and establish new ecosystem partnerships.

The boards of directors of Forge Nano and Archimedes II have each unanimously approved the proposed business combination and the Transaction is expected to close in the second half of 2026, subject to the approval of Archimedes II shareholders and other customary closing conditions, including the effectiveness of the registration statement on Form S-4 to be filed by an affiliate of Archimedes II and Forge Nano with the U.S. Securities and Exchange Commission (the “SEC”), the receipt of required regulatory approvals and approval by NASDAQ to list the securities of the combined company.

CONFERENCE CALL INFORMATION

Management of Forge Nano and Archimedes II will host an investor conference call to discuss the proposed transaction and review an investor presentation at 2:00 p.m. ET on Tuesday, April 28, 2026. Interested investors may access a recording of the conference call by visiting https://events.q4inc.com/attendee/609811192. A transcript of the call will also be filed by Archimedes II with the SEC.

ADVISORS

BTIG, LLC is serving as lead capital markets advisor and placement agent to Forge Nano. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is serving as financial advisor, capital markets advisor, and PIPE placement agent to Forge Nano. Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel to Forge Nano. Loeb & Loeb LLP is serving as legal counsel to Archimedes II. Alliance Advisors Investor Relations is serving as investor relations advisor for the Transaction. Kirkland & Ellis is acting as legal counsel to BTIG, LLC and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, in connection with their roles as co-placement agents.

ABOUT FORGE NANO

Forge Nano is a leading U.S. based semiconductor equipment and advanced materials company pioneering Atomic Layer Deposition (“ALD”) technology for AI-era chip manufacturing and defense battery applications via its platform technology, Atomic Armor™. Atomic Armor™ is a scalable, adaptable nano-scale coating system that strengthens America’s most critical systems – at the atomic level. The superior surface coatings produced by Forge Nano’s Atomic Armor™ process allows partners to unlock peak performance. Learn more at https://www.forgenano.com.

ABOUT ARCHIMEDES II

Archimedes II is a Cayman Islands exempted company led by Chairman Eric R. Ball and CEO Long Long and is comprised of technology investors, corporate finance veterans, engineers and SPAC specialists. Archimedes II was formed as a special purpose acquisition company, or SPAC, for the purpose of effecting a merger with one or more businesses in the technology industry. Archimedes II completed its $230 million IPO in February 2025, and its units, ordinary shares and warrants currently trade on the NASDAQ under the ticker symbols "ATIIU," “ATII” and “ATIIW,” respectively.  The team's prior SPAC, Archimedes Tech SPAC Partners Co., successfully closed its merger with SoundHound AI, Inc. in April 2022.

IMPORTANT INFORMATION AND WHERE TO FIND IT

In connection with the proposed business combination, an affiliate of Archimedes II and Forge Nano will be filing documents with the SEC, including a registration statement on Form S-4 (the “Registration Statement”), which will include a proxy statement/prospectus of Archimedes II, relating to the proposed business combination. The Registration Statement will be mailed to Archimedes II’s stockholders in connection with the proposed business combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE IN THE REGISTRATION STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Any vote in respect of resolutions to be proposed at Archimedes II’s stockholder meeting to approve the proposed business combination or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Registration Statement. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

Each of Archimedes II, Forge Nano and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Archimedes II in favor of the proposed business combination. Information about Archimedes II’s directors and officers is set forth in Part III of Archimedes II’s Annual Report on the Form 10-K for the fiscal year ended on December 31, 2024, which was filed with the SEC on March 31, 2025. Additional information concerning the interests of Archimedes II’s participants in the solicitation, which may, in some cases, be different than those of Archimedes II’s stockholders generally, will be set forth in the Registration Statement relating to the proposed business combination when it becomes available. These documents are available free of charge at the SEC’s web site at www.sec.gov.

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed business combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

FORWARD LOOKING STATEMENTS

This press release includes forward-looking information about, among other topics, the proposed business combination. All statements, other than statements of present or historical fact included in this press release regarding the proposed business combination, Archimedes II’s and Forge Nano’s ability to consummate the proposed business combination, the benefits of the proposed business combination and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the current expectations and assumptions of Archimedes II’s and Forge Nano’s management about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Archimedes II and Forge Nano disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

Archimedes II and Forge Nano caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Archimedes II or Forge Nano. Risks and uncertainties include, among other things: (i) risks related to the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) risks related to the outcome of any legal proceedings that may be instituted against Archimedes II or Forge Nano following announcement of the transactions; (iii) risks related to the inability to complete the proposed business combination due to the failure to obtain approval of the shareholders of Archimedes II and Forge Nano, or other conditions to closing in the definitive agreement for the business combination; (iv) the risk that the proposed business combination disrupts Archimedes II’s or Forge Nano’s current plans and operations as a result of the announcement of the transactions; (v) risks related to Forge Nano’s ability to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Forge Nano to grow and manage growth profitably following the proposed business combination; (vi) risks related to costs related to the proposed business combination; (vii) risks related to changes in applicable laws or regulations; (viii) risks related to Forge Nano’s ability to successfully develop and deploy new technologies to address the needs of its customers, business, financial conditions and results of operations; (ix) risks related to the effects of competition on Forge Nano’s business; (x) risks related to the availability and cost of the raw materials necessary for the production of Forge Nano’s products; (xi) risks related to Forge Nano’s ability to meet the specifications and requirements of its customers or adequately provide them with effective support and services; (xii) risks related to delays in the construction and operation of production facilities; (xiii) risks related to intellectual property infringement, data protection, and other losses; (xiv) risks related to the amount of redemption requests made by Archimedes II’s public stockholders; (xv) risks related to Forge Nano’s ability to operate effectively as a public company, including its ability to implement controls and procedures required for public companies following the business combination; (xvi) risks related to changes in domestic and foreign business, market, financial, political and legal conditions; (xvii) risks related to the possibility that Archimedes II or Forge Nano may be adversely affected by other economic, business, and/or competitive factors and (xviii) other risks discussed in the Archimedes II Form 10-K and that will be presented in the Registration Statement, when available. There may be additional risks that Archimedes II or Forge Nano presently do not know or that Archimedes II or Forge Nano currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed or implied in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Archimedes II’s periodic filings with the SEC, including the Archimedes II Form 10-K and the Registration Statement, when available. Archimedes II’s SEC filings are available free of charge on the SEC’s website at www.sec.gov.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Archimedes II and Forge Nano described in the “Risk Factors” and “Forward-Looking Statements” sections of the Registration Statement and other documents filed by either of them from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Archimedes II and Forge Nano assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Archimedes II nor Forge Nano gives any assurance that it will achieve its expectations.

Contacts:

Media Contact
Will McKenna
Brand Communications Director, Forge Nano
wmckenna@forgenano.com

Investor Relations Contact
Bryan Baritot
Alliance Advisors IR
ForgeNanoIR@allianceadvisors.com